Exhibit 10.2
ADDENDUM TO LOAN AGREEMENT

This ADDENDUM TO BUSINESS LOAN AGREEMENT is made this 27th day of August, 2012 (this “Addendum”) by and between INNSUITES HOSPITALITY TRUST, YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP and RRF LIMITED PARTNERSHIP (“Borrower”) and RepublicBankAz, N.A. (“Lender”).

RECITALS

A.	Borrower and Lender have entered into that certain Business Loan Agreement, dated November 23, 2010 (the “Loan Agreement”).

B.	Borrower and Lender, by this Addendum, desire to amend certain provisions of the Loan Agreement as follows.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, and in further consideration of the agreements, covenants and stipulations hereinafter set forth, the parties for themselves and for their respective successors and assigns, do hereby agree and covenant as follows:

AGREEMENT

1.  Recitals.  The foregoing recitals are hereby incorporated by reference as if set forth fully herein.  All capitalized terms not otherwise defined in this Addendum shall have the same meanings ascribed hereto in the Loan Agreement.

2. Amendments.  The following amendments are hereby made to the terms of the Loan Agreement.

   a. Borrower will be allowed to advance $500,000.00 of the credit line representing the real estate collateral value.

                    3. Amendment. The Loan Agreement, as amended by this Addendum, may not be further modified except by an instrument in writing executed by each of the parties hereto.

4. Counterparts. This Addendum may be executed in any number of counterparts and all counterparts shall be construed together and shall constitute but one Addendum.

IN WITNESS WHEREOF, the Borrower and the Lender have caused this Addendum to Loan Agreement to be executed as of the day and year first above written.

BORROWER

INNSUITES HOSPITALITY TRUST

By: /s/ James F. Wirth__________________
       JAMES F. WIRTH, CEO of INNSUITES
       HOSPITALITY TRUST

YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP

INNSUITES HOSPITALITY TRUST, General Partner of
YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP

By: /s/ James F. Wirth__________________
       JAMES F. WIRTH, CEO of INNSUITES
       HOSPITALITY TRUST

RRF LIMITED PARTNERSHIP

INNSUITES HOSPITALITY TRUST, General Partner of
RRF LIMITED PARTNERSHIP

By: /s/ James F. Wirth__________________
      JAMES F. WIRTH, CEO of INNSUITES
      HOSPITALITY TRUST

LENDER

REPUBLICBANKAZ, N.A.
By: /s/ Michael Harris________________
Authorized Signer